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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                Securities and Exchange Act of 1934

   Date of Report (Date of earliest event reported):  April 7, 1996



                Vanderbilt Mortgage & Finance, Inc.
      (Exact name of registrant as specified in its charter)


                             Tennessee
(State or other jurisdiction of incorporation or organization)


      33-88238                           62-0997810
(Commission File Number)      (IRS Employer Identification No.)


                    Vanderbilt Mortgage & Finance, Inc.
                    4726 Airport Highway
                    Louisville, TN  37777
       (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  615-970-7200


                          Not Applicable
   (Former name or former address, if changed since last report)


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Item 5.OTHER EVENTS

          On April 7, 1996, Chemical Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage & Finance, Inc. Manufactured Housing Contract Senior/Subordinated Passs Through
Certificates, Series 1995B.

Item 7.FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     EXHIBIT NO.    DESCRIPTION                           PAGE

     28             Monthly Report delivered by             3
                    the Trustee to Certificateholders
                    in connection with distribution
                    on April 7, 1996.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VANDERBILT MORTGAGE & FINANCE, INC.
                              as Servicer

                         By:/s/ David R. Jordan
                         Name:David R. Jordan
                         Title:Controller



Dated:  April 7, 1996






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